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                           The Target Portfolio Trust

                      Supplement dated August 28, 1997 to
                         Prospectus dated April 7, 1997

The following replaces the section in the prospectus titled:

MANAGEMENT OF THE TRUST
Advisers

International Bond Portfolio

    On August 27, 1997, the Board of Trustees of the Trust approved a new subadvisory agreement for the International Bond Portfolio with Delaware International Advisers Ltd. (Delaware International) in place of Fiduciary International, Inc. This agreement is identical in all material respects to the agreement with the previous adviser. An information statement that discusses the terms of the new agreement and includes a more complete description of Delaware International will be furnished to shareholders of the Portfolio.

    Delaware International, Veritas House, 3rd Floor, 125 Finsbury Pavement, London, EC2A INQ, will begin managing the Portfolio effective August 28, 1997. Delaware International commenced operations as a registered investment adviser in December 1990 and specializes in international and global investing. Delaware International manages money for separate account portfolios and U.S. registered mutual funds. As of July 31, 1997, Delaware International had over $6 billion in assets under management with over $2.2 billion in assets in global/international fixed income. Delaware International is affiliated with Delaware Management Company, Inc. (Delaware Management). Delaware International and Delaware Management are indirect, wholly-owned subsidiaries of Lincoln National Corporation. Lincoln National Corporation, headquartered in Ft. Wayne, Indiana, is a diversified financial services organization with operations that include the insurance and investment management business.

    A team of portfolio managers employed by Delaware International is primarily responsible for managing the portfolio. The portfolio management team is currently headed by Ian G. Sims, Delaware International's Deputy Managing Director and Chief Investment Officer for Global Fixed Income. Other members of the portfolio management team currently are W. Hywel Morgan, Christopher A. Moth and Joanna Bates, all Senior Portfolio Managers of Delaware International.

    Mr. Sims joined Delaware International in 1990 as a senior international fixed income and currency manager. Prior to joining Delaware International, he was a senior fixed income and currency portfolio manager with Hill Samuel Investment Advisers Ltd. (Hill Samuel) in London. Prior to joining Delaware International in 1994, Mr. Morgan was Associate Director of the international fixed income department and head of the credit review committee at Hill Samuel, and was responsible for over $500 million in multi-currency fixed interest accounts. Prior to joining Delaware International in 1992, Mr. Moth served in an actuarial capacity at the Guardian Royal Exchange, where he was responsible for technical analysis, quantitative models, and projections. Ms. Bates was Associate Director, Fixed Interest at Hill Samuel prior to joining Delaware International in 1997.

    In addition to managing separate investment accounts, Delaware International serves as adviser or sub-adviser to the following global or international fixed income mutual funds: the Global Bond Fund and Global Assets Fund, each a series of Delaware Group Global & International Funds, Inc.; the Global Bond Series of Delaware Group Premium Fund, Inc.; the Global Fixed Income Portfolio and The International Fixed Income Portfolio of Delaware Pooled Trust, Inc.; the Strategic Income Fund, a series of Delaware Group Income Funds, Inc.; and Delaware Group Global Dividend and Income Fund, Inc.

TMF158c-1(8/28/97)